Exhibit 10.1

December 22, 2005	Brian Beattie Chief Financial Officer 650.556.8914

VIA E-MAIL AND OVERNIGHT COURIER

Meg W. Davis

Director Finance / Land and Building

655 Serra Street, 2nd floor

Stanford CA 94305-6114

Re:	Exercise of Lease Renewal Option

575 Broadway, Redwood City, California

Lease by and between Stanford University (as successor to MPTP Holding, LLC)

and SupportSoft, Inc. dated October , 2001 as amended in a First Amendment dated May 31, 2003 and Second Amendment dated May 6, 2005

(collectively the “Lease”)

Ladies and Gentlemen:

This letter serves as SupportSoft, Inc.’s notice under the Lease that it is exercising the Renewal Option for the one year Renewal Term which shall commence on June 1, 2006.

Sincerely,

Brian Beattie

CFO

cc: David Thede

Cornish & Carey Commercial

245 Lytton Avenue

Suite 150

Palo Alto, CA 94301

Robert Reidy

Vice Provost - Land and Building

655 Serra Street, 2nd floor

Stanford CA 94305-6114

Ramsey Shuayto

Stanford Management Company

2770 Sand Hill Road

Menlo Park, CA 94025